Common Stock Subscriptions Receivable	9 Months Ended	12 Months Ended
	Nov. 30, 2017	Feb. 28, 2017
Notes to Financial Statements
Common Stock Subscriptions Receivable

From time to time, the Company has had various stock subscription agreements outstanding all of which were due from a related party. As of February 29, 2016, the Company was owed $5,000 for stock issued and had accrued an additional $7,150 for stock which was payable during the 2017 fiscal year under the employment agreement with Robert Monster. The total amount of $12,150 was satisfied in full in fiscal 2017.

From time to time, the Company has had various stock subscription agreements outstanding all of which were due from a related party. As of February 29, 2016, the Company was owed $5,000 for stock issued and had accrued an additional $7,150 for stock which is payable during the 2017 fiscal year under the employment agreement with Robert Monster. The total amount of $12,150 was satisfied in full in fiscal 2017.